Press Release
Cal-Maine Foods Reports
Third Quarter Fiscal 2026
Results
RIDGELAND,
Miss., Apr
.
1,
2026
–
Cal-Maine
Foods,
Inc.
(NASDAQ:
CALM)
(“Cal-Maine
Foods,”
“we,” “us,”
“our” or the
“company”), the
largest egg company
in the United
States and
a leading player
in
the egg-based food industry, today reported results
for its fiscal
2026 third quarter, ended February 28, 2026
.
Unless otherwise indicated,
all comparisons are
to the comparable period
of fiscal 2025.
Strategic Execution Highlights
●
Continued
focus on
sales diversification
and mix
shift, expected
to strengthen
earnings
durability
and
predictability over
time
●
In the third quarter of fiscal
2026:
o
Specialty eggs sales
increased to 50.5% of
total shell egg sales, up 2,610
basis points
o
Prepared foods
accounted for 9.5% of net sales, up
870 basis points
o
Combined,
specialty eggs
and prepared
foods accounted
for 52.9%
of net sales,
up 2,890
basis
points
●
In the first three quarters of
fiscal 2026:
o
Specialty eggs increased
to 42.7% of total shell egg sales,
up 1,350 basis
points
o
Prepared foods
accounted for 9.3% of net sales, up
830 basis points
o
Combined,
specialty eggs
and prepared
foods accounted
for 45.7%
of net sales,
up 1,710
basis
points
●
Subsequent
to
third
quarter,
acquired
certain
assets
of
Creighton
Brothers
LLC
and
its
affiliates,
increasing integration
across value chain
Third Quarter Fiscal 2026
Highlights
●
Net sales of $667.0
million, down 53.0%
o
Shell egg sales of $572.3
million, down 57.5%
◾
Conventional egg
sales of $283.2 million, down
72.1%
◾
Specialty egg sales of
$289.1 million, down
12.1%
◾
Average
number
of
layer
hens
and
breeding
flock
grew
2.0%
and
13.0%,
respectively
and total chicks hatched
rose 41.7%
o
Prepared foods
sales of $63.6 million, up 441.2%
●
Gross profit of $119.3 million,
down 83.3%, and
gross profit margin of 17.9%
●
Operating income
of $35.9 million, down 94.3%, and
operating income margin
of 5.4%
●
Net income attributable
to Cal-Maine Foods
of $50.5 million, down
90.1%
●
Diluted earnings per
share of $1.06, down
89.8%
●
Net cash flow from operations
of $103.6 million, down
81.9%
●
Cash
dividend
of
approximately
$16.8
million,
or
approximately
$0.36
per
share,
pursuant
to
the
company’s established
dividend policy

First Three Quarters of Fiscal
2026 Highlights
●
Net sales of $2.4 billion, down
25.3%
o
Shell egg sales of $2.0
billion, down 32.8%
◾
Conventional egg
sales of $1.2 billion, down
45.6%
◾
Specialty egg sales of
$858.3 million, down
1.6%
◾
Average
number
of
layer
hens
and
breeding
flock
grew
4.6%
and
18.5%,
respectively
and total chicks hatched
rose 59.6%
●
Prepared foods
sales of $219.2 million, up 604.1%
●
Gross profit of $638.0
million, down 51.6%, and
gross profit margin of 27.0%
●
Operating income
of $409.0 million, down
62.8%, and operating
income margin of 17.2%
●
Net income attributable
to Cal-Maine Foods
of $352.6 million, down
59.8%
●
Diluted earnings per
share of $7.34, down
59.0%
●
Net cash flow from operations
of $476.9 million, down
41.2%
Commentary
“The
shell egg
market in
the third
quarter
provided
an important
real-time
test of
our strategy.
Periods
of
egg price softness
highlighted that our
performance
is not simply a
function of spot
market conditions,
but
of how effectively we manage mix, pricing structures, costs, and capital across the cycle. Despite materially lower
egg
prices
compared
to
the
historic
levels
seen
in
the
prior
year,
our
diversified
portfolio
and
operational
execution
enabled
us
to
deliver
solid
results
and
maintain
momentum.
In
our
view,
this
reinforces
the resilience of
the model we
are building
that we expect
will lead to
more durable
normalized
earnings power” said
Sherman Miller, president and
chief executive
officer of Cal-Maine Foods.
He continued,
“We
believe
the recent
decline in
wholesale
egg prices
reflects improved
supply following
prior-year HPAI disruptions,
during our last fiscal quarter, depopulations
reported by the USDA were down
70.6%
and
the
average
national
layer
flock
increased
2.2%,
year
over
year.
In
parallel,
more
stable
purchasing
patterns
across
retail and
foodservice
have contributed
to lower
wholesale
prices, while
retail
pricing continues to adjust
more gradually.”
“At
the
same
time,
we
continue
to
invest
in
strengthening
the
long-term
structure
of
the
business.
The
acquisition
of
certain
assets
of
Creighton
Brothers
and
Crystal
Lake
advances
several
elements
of
our
strategy
simultaneously:
expanding
the
scale
and
geographic
reach
of
our
shell
egg
platform,
increasing
internal sourcing
capabilities for egg-based
ingredients, and
enhancing our
ability to support
the growth of
our prepared
foods business.
By integrating
shell egg
production,
egg products,
and
prepared
foods
more
tightly within
our value
chain, we believe
we can improve
supply security,
increase operational
efficiency,
and reinforce the economics of our prepared foods platform. Deploying capital into assets that deepen these
structural advantages
is central to our disciplined
capital allocation framework,”
Mr. Miller said.

Review of Financial Results
13 Weeks Ended (in thousands)
February 28, 2026 March 1, 2025 $ Variance % Variance
Net sales $ 666,951 $ 1,417,685 $ (750,734) (53.0)
%
Conventional egg sales $ 283,173 $ 1,016,438 $ (733,265) (72.1)
%
Conventional egg price per
dozen
$ (70.1) %
Conventional sales volume (6.7)
%
Specialty egg sales $ 289,141 $ 328,944 $ (39,803) (12.1) %
Specialty egg price per dozen $ (16.9)
%
Specialty egg sales volume 5.8%
Prepared foods sales $ 63,626 $ 11,757 $ 51,869 441.2
%
Gross profit $ 119,283 $ 716,115 $ (596,832) (83.3) %
Third Quarter Fiscal 2026
Results Overview
Net sales were $667.0
million, compared
to $1.4 billion, down
53.0%.
Conventional egg
sales decreased
72.1%, with 70.1%
lower selling prices
and 6.7% lower sales
volume. A
higher proportion
of conventional egg sales were
executed under hybrid pricing
models, supporting greater
stability through cycles.
Specialty egg sales
decreased 12.1%, with
16.9% lower
selling prices and 5.8%
higher sales volume. Volume
growth
was
broad-based
across
the
majority
of
specialty
egg
subcategories,
including
free-range
and
pasture-raised.
Prepared
foods
sales were
$63.6
million, up
441.2%,
with
a 834.3%
volume
increase.
The acquisition
of
Echo Lake was
the primary driver
of the
increased prepared foods sales
volume as
well as
a ninefold increase
from Crepini.
Gross profit
was $119.3 million, compared to
$716.1 million, down 83.3%,
primarily driven by 56.5% lower
shell egg
selling prices
partially
offset by
a decrease
in the price
and volume
of outside
egg purchases,
as
the percent produced
to sold increased
3.1 percentage points to
91.5%.
Outlook
“Looking
forward,
we
expect
a
progressive
recovery
in
prepared
foods,
with
volumes
rebounding
as
capacity comes online and utilization improves, supported by steady underlying demand. Importantly, these dynamics position the business for more stable, higher-quality earnings over the long term,” Mr. Miller
said.
“We
believe
Cal-Maine
Foods
is well
positioned
to benefit
from durable
shifts
shaping
the egg
category.
Our strategy is designed to strengthen the quality and consistency of our earnings over time. By building on the
structural
strength
of
our
core
shell
egg
platform
while
expanding
specialty
eggs,
egg
products,
and
prepared
foods,
we are
enhancing
the
resilience
and
diversification
of
our business.
The
progress
we are
seeing across
the portfolio
reflects the
effectiveness
of this strategy
—improving
mix, deepening
customer
partnerships,
reinforcing
operational
efficiency, and
strengthening
the long-term
economics
of our
model,
positioning Cal-Maine
Foods for sustainable
growth and long-term value
creation,” he concluded.

Share Repurchase Update
Cal-Maine
Foods
repurchased
329,830
shares
of
its
common
stock
under
the
company’s
current
share
repurchase authorization during the quarter for a total of $24.3 million. The repurchase program permits the company to repurchase
up to $500 million, of which
$350.8 million remains available.
Dividend Payment
For the third
quarter of
fiscal 2026,
Cal-Maine Foods
will pay a
cash dividend
of approximately
$0.36 per
share to
holders of
its common
stock, pursuant
to the company’s
variable dividend
policy. The dividend
is
payable
on May 14,
2026, to
holders of
record
on April 29, 2026.
The final amount
paid per
share will be
based on the
number of outstanding
shares on the record date.
Conference Call and Webcast
Management
will host
a
conference
call
and
webcast
at
9:00
a.m.
ET on
April
1,
2026.
Participants
can
access
the
live
webcast
on
the
Investor
Relations
page
of
the
Cal-Maine
Foods
website
at
https://www.calmainefoods.com/events
-presentations.
To join
by telephone,
participants
can
register here.
Upon registration, participants will receive a confirmation email with detailed instructions, including a dial-
in
number,
unique
passcode,
and
registrant
ID. A
replay
of
the
webcast
will
be
available
for
30
days
following
the
call
on
the
Investor
Relations
page
of
the
Cal-Maine
Foods
website
at
https://www.calmainefoods.com/events
-presentations.
About Cal-Maine Foods
Cal-Maine
Foods, Inc.
(NASDAQ:
CALM) is
the largest
egg company
in the United
States and
a leading
player in the
egg-based food industry. With
a strong national footprint,
Cal-Maine Foods provides nutritious,
affordable, and sustainable
protein to millions of households
every day.
The company’s
portfolio spans
the full
egg value
ladder—from
conventional
to specialty,
including
cage-
free,
organic,
brown,
free-range,
pasture-raised,
and
nutritionally
enhanced—serving
both
retail
and
foodservice customers nationwide. Cal
-Maine Foods also participates in the growing prepared foods sector,
with
offerings
such
as
pre-cooked
egg
patties,
omelets,
folded
and
scrambled
egg
formats,
hard-cooked
eggs,
pancakes,
waffles,
and
specialty
wraps.
Its
branded
portfolio
includes
Eggland’s
Best®,
Land
O’Lakes®,
Farmhouse
Eggs®,
4Grain®,
Sunups®,
Sunny
Meadow®,
MeadowCreek
Foods®,
and
Crepini®.
Headquartered in Ridgeland, Mississippi, Cal
-Maine’s strategy combines scale, operational
excellence, and
financial
discipline
with a
commitment
to innovation
and sustainability,
to
enable
the company
to deliver
trusted nutrition, enduring
partnerships, and
long-term value for its stakeholders.
Forward Looking Statements
Statements contained in this press release that are not historical facts are forward
-looking statements as that
term is defined in the Private Securities Litigation Reform Act of 1995. The forward-looking statements are based
on
management’s
current
intent,
belief,
expectations,
estimates
and
projections
regarding
our
Company
and our
industry. These
statements
are not
guarantees
of future
performance
and involve
risks,
uncertainties, assumptions and other factors that are difficult to predict and may be beyond our control.
The
factors
that
could
cause
actual
results
to
differ
materially
from
those
projected
in
the
forward-looking
statements
include,
among
others,
(i)
the
risk
factors
set
forth
the
company’s
SEC
Filings
(including
its
Annual Report on Form 10-K, as updated in Part II Item
1A of the
company’s quarterly reports on Form 10-

Q and Current Reports
on Form 8-K), (ii)
the risks and
hazards inherent
in the shell egg, egg
products, and
prepared
foods
operations
(including,
as
applicable,
disease,
pests,
weather
conditions,
and
potential
for
product
recall),
including
but
not
limited
to
the
current
outbreak
of
HPAI
affecting
poultry
in
the
U.S.,
Canada
and other
countries
that was
first detected
in commercial
flocks
in the U.S.
in February
2022 and
that impacted our flocks in the third and
fourth quarters of fiscal 2024 and again
in March 2026 (iii) changes
in
the
demand
for
and
market
prices
of
shell
eggs
and
feed
costs
as
well
as
increase
in
input
costs
for
prepared foods, (iv) our ability to predict
and meet demand for cage-free
and other specialty eggs, (v) risks,
changes, or
obligations
that could
result from
our recent
or future
acquisition of
new flocks
or businesses,
such as
our acquisition
of Echo
Lake Foods
completed
June 2,
2025, and
risks or
changes
that may
cause
conditions
to completing
a pending
acquisition not
to be met,
(vi) our
ability
to successfully
integrate and
manage
recently
acquired
businesses
like
Echo
Lake
Foods
and
realize
the
expected
benefits
of
such
acquisitions, including
synergies, cost savings, reduction
in earnings volatility, margin expansion,
financial
returns,
expanded
customer
relationships,
or
sales
or
growth
opportunities,
(vii)
our
ability
to
compete
effectively
with
existing
and
new
market
entrants,
retain
existing
customers,
acquire
new
customers
and
grow
our
product
mix
including
our
prepared
foods
product
offerings,
(viii)
the
impacts
of
government,
customer
and
consumer
reactions
to
high
market
prices
for
eggs,
including,
without
limitation,
potential
new or expanded
government regulations
(ix) potential impacts to our
business as a result of
our Company
ceasing
to be a
“controlled
company”
under the
rules of
The Nasdaq
Stock
Market on April
14, 2025,
(x)
risks relating to potential changes in inflation, interest rates and trade and tariff policies, (xi) adverse results
in pending litigation and other
legal matters, and (xii) global instability, including
as a result of geopolitical
conflicts
and
uncertainties.
The Company’s
SEC filings
may
be obtained
from the
SEC or
the company’s
website, www.calmainefoods.com.
Readers
are cautioned
not to
place
undue reliance
on forward
-looking
statements because,
while we believe
the assumptions
on which
the forward-looking
statements are
based
are reasonable,
there can
be no
assurance that
these forward
-looking
statements will
prove to
be accurate.
Further, forward
-looking
statements included
herein are
made only
as of the
respective
dates thereof,
or if
no
date
is
stated,
as
of
the
date
hereof.
Except
as
otherwise
required
by
law,
we
disclaim
any
intent
or
obligation to update publicly these forward-looking statements, whether because of new information, future events, or otherwise.

CAL-MAINE FOODS, INC. AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS
(Unaudited)
(In thousands, except
per share amounts)
SUMMARY STATEMENTS OF INCOME
13 Weeks Ended 39 Weeks Ended
February 28, 2026 March 1, 2025 February 28, 2026 March 1, 2025
Net sales $ 666,951 $ 1,417,685 $ 2,359,051 $ 3,158,227
Cost of sales 547,668 701,570 1,721,068 1,838,852
Gross profit 119,283 716,115 637,983 1,319,375
Selling, general and administrative 83,304 79,967 235,705 219,532
(Gain) Loss on involuntary conversions (480) - (7,968) 156
(Gain) loss on disposal of fixed assets 515 478 1,249 (1,001)
Operating income 35,944 635,670 408,997 1,100,688
Other income, net 22,242 27,359 48,533 49,255
Income before income
taxes
58,186 663,029 457,530 1,149,943
Income tax expense 7,068 154,876 104,378 273,841
Net income 51,118 508,153 353,152 876,102
Less: Income (loss) attributable to
noncontrolling interest 659 (380) 594 (1,471)
Net income attributable to Cal-Maine
Foods, Inc. $ 50,459 $ 508,533 $ 352,558 $ 877,573
Net income per common share:
Basic $ 1.07 $ 10.42 $ 7.37 $ 17.99
Diluted $ 1.06 $ 10.38 $ 7.34 $ 17.92
Weighted average shares outstanding:
Basic 47,299 48,798 47,866 48,774
Diluted 47,414 48,971 48,003 48,962

CAL-MAINE FOODS, INC. AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS
(Unaudited)
(In thousands)
SUMMARY BALANCE SHEETS
February 28, 2026 May 31, 2025
ASSETS
Cash and short-term investments $ 1,151,927 $ 1,392,100
Receivables, net 234,898 272,361
Inventories, net 348,910 295,670
Prepaid expenses and other current
assets
13,751 7,979
Current assets 1,749,486 1,968,110
Property, plant and equipment, net 1,221,162 1,026,684
Other noncurrent assets 168,613 89,825
Total assets $ 3,139,261 $ 3,084,619
LIABILITIES
AND STOCKHOLDERS' EQUITY
Accounts payable and accrued
expenses
$ 196,137 $ 194,208
Dividends payable 16,841 114,163
Current liabilities 212,978 308,371
Deferred income taxes and
other liabilities
219,151 210,233
Stockholders' equity 2,707,132 2,566,015
Total liabilities and stockholders' equity $ 3,139,261 $ 3,084,619
Contacts
Investors: ir@cmfoods.com
Media: media@cmfoods.com
Telephone: (601)
948-6813